UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2017

Amtech Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 967-5146

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure

As previously disclosed and announced, on August 18, 2017, Amtech Systems, Inc. (the “Company”) entered into an Underwriting Agreement with Roth Capital Partners, LLC, as underwriter (the “Underwriter”), relating to a firm commitment underwritten offering (the “Offering”) of 1,055,000 shares of the Company’s common stock, par value $0.01 per share, at a price of $9.50 per share, and granted the Underwriter an option to purchase up to 158,250 additional shares (the “Over-Allotment Option”) of the Company’s common stock to cover over-allotments, if any.

On August 23, 2017, the Company and the Underwriter closed the Offering and the Underwriter exercised its Over-Allotment Option at the closing. As a result, the Company issued a total of 1,213,250 shares of the Company’s common stock at a price of $9.50 per share. After the underwriting discount and estimated offering expenses payable by the Company, the Company expects to receive net proceeds of approximately $10.7 million from the Offering. The Company plans to use the net proceeds of the Offering for general corporate purposes, which may include working capital, capital expenditures, and potential acquisitions.

The information contained in this Item 7.01 is furnished pursuant to Item 7.01 of Form 8-K and shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this Current Report, including the accompanying exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events

The information contained in Item 7.01 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: August 23, 2017	By:	/s/ Robert T. Hass
	Name:	Robert T. Hass
	Title:	Vice President & Chief Financial Officer